UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 21, 2004
Date of Report (Date of earliest event reported)

AMERICAN EAGLE OUTFITTERS, INC.
 (Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

0-23760	13-2721761
(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive	15086-7528
Warrendale, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(724) 776-4857
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

On December 21, 2004, American Eagle Outfitters, Inc. (the "Company") completed the disposition of its Bluenotes retail apparel business to a private company controlled by Mr. Michael Gold (the "Purchaser"), owner of YM Inc., (Sales), a prominent Canadian retailer.  The disposition had an effective date of December 5, 2004 and was effected pursuant to an Asset Purchase Agreement (the "Agreement") dated November 22, 2004, as amended by an Asset Purchase Amending Agreement (the "Amending Agreement") dated December 10, 2004. The Company expects to receive approximately $21 million to $23 million as consideration for the sale of certain of its Bluenotes assets, including inventory and property and equipment.  At closing, the Company had received $12 million of the aforementioned consideration.  The remaining cash proceeds will be received by the Company as the purchased inventory is sold by the Purchaser in the normal course of business through April 2, 2005.

A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  A copy of the Amending Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

On December 21, 2004, American Eagle Outfitters, Inc. issued a press release announcing the completion of the disposition of Bluenotes.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
(b) Pro forma financial information.

The following unaudited pro forma consolidated financial information of American Eagle Outfitters, Inc., required pursuant to Article 11 of Regulation S-X, is filed herewith as Exhibit 99.2:
Pro Forma Condensed Consolidated Balance Sheet as of October 30, 2004;
Pro Forma Condensed Consolidated Statements of Operations for the nine month period ended October 30, 2004 and for the fiscal year ended January 31, 2004; and
Notes to Pro Forma Condensed Consolidated Financial Statements.

(c) Exhibits.

	Exhibit No.	Description
	2.1	Asset Purchase Agreement, dated November 22, 2004, between 6295215 Canada Inc., Bluenotes Limited Partnership, Retail Licensing Company, American Eagle Outfitters Canada Corporation and 3049463 Nova Scotia Inc.
	2.2	Asset Purchase Amending Agreement, dated December 10, 2004, between 6295215 Canada Inc., Bluenotes Limited Partnership, Retail Licensing Company, American Eagle Outfitters Canada Corporation and 3049463 Nova Scotia Inc.
	99.1	Press Release dated December 21, 2004.
	99.2	American Eagle Outfitters, Inc. Pro Forma Condensed Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.

Dated: December 23, 2004	By:	/s/ Dale E. Clifton
	Name:	Dale E. Clifton
Vice President - Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Asset Purchase Agreement, dated November 22, 2004, between 6295215 Canada Inc., Bluenotes Limited Partnership, Retail Licensing Company, American Eagle Outfitters Canada Corporation and 3049463 Nova Scotia Inc.
Exhibit 2.2	Asset Purchase Amending Agreement, dated December 10, 2004, between 6295215 Canada Inc., Bluenotes Limited Partnership, Retail Licensing Company, American Eagle Outfitters Canada Corporation and 3049463 Nova Scotia Inc.
Exhibit 99.1	Press Release dated December 21, 2004.
Exhibit 99.2	American Eagle Outfitters, Inc. Pro Forma Condensed Consolidated Financial Information.